UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2020

Core Molding Technologies,

Inc.

(Exact name of registrant as specified in its charter)

Delaware

001-12505

31-1481870
(State or other Jurisdiction
of Incorporation)

(Commission
File Number)

(IRS Employer
Identification No.)
800 Manor Park Drive
Columbus, Ohio

43228-0183
(Address of Principal Executive Offices)

(Zip Code)
Registrant’s telephone number,

including area code: (614) 870-5000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of
the registrant under any of the following provisions:
☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d

-2(b) under the Exchange Act (17 CFR 240.14d-
2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c)

under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s)
Name of each exchange on which
registered
Common Stock, par value $0.01 CMT NYSE American LLC
Preferred Stock purchase rights, par value
$0.01
N/A NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b

-2 of the Securities Exchange Act of 1934 (§ 240.12b-
2 of this chapter). Emerging growth company
☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to

use the extended
transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.
On October 27,

2020, Core Molding

Technologies, Inc.

(the “Company”)

entered into a
Credit Agreement

(the “Credit

Agreement”) with

Wells

Fargo Bank,

National Association,

as
administrative agent, lead arranger and

book runner, and the lenders party

thereto (the “Lenders”).
Unless otherwise

defined herein,

defined terms

shall have

the meanings

set forth

in the

Credit
Agreement.

Pursuant to the terms

of the Credit

Agreement, the Lenders

made available to the

Company
secured loans (the

“Wells

Fargo Loans”) in

the maximum aggregate

principal amount of
$43,500,000, consisting

of (i)

a revolving

loan commitment

of $25,000,000

(approximately
$8,745,000 of

which was

advanced to

the Company

on October

28, 2020)

and (ii)

term loan
commitments of $18,500,000

($16,790,000 of which

was advanced to

the Company on

October
28, 2020).

The Credit Agreement also makes available to the Company an incremental revolving commitment in the maximum amount of $10,000,000 at the Company’s option at any time during the three (3) year period following the Closing.

Such revolving loan commitment terminates, and
all outstanding borrowings thereunder

must be repaid, on

October 27, 2024, and

such term loans
are to be

repaid in monthly

installments with the

remaining outstanding balance

due on October
27, 2024, in

each case subject

to certain optional

and mandatory repayment

terms.

The Company’s
obligations under the Credit Agreement and the

Loans are unconditionally guaranteed by each of
the Company’s

U.S. and Canadian

subsidiaries, with such

obligations of the

Company and such
subsidiaries being secured by a lien on substantially all of their U.S. and Canadian assets.

In connection

with the funding

of the Wells

Fargo Loans, FGI

Equipment Finance LLC
advanced to the Company

on October 27, 2020,

pursuant to a Master

Security Agreement, dated
as of

October 20,

2020 (the

“Security Agreement”),

among FGI

Equipment Finance

LLC, the
Company as

debtor, and

each of

Core Composites

Corporation, a

subsidiary of

the Company
organized in Delaware, and CC HPM, S.

de R.L. de C.V., a subsidiary of the Company

organized
in Mexico, as guarantors, a

term loan in the principal

amount of $13,200,000 (the “FGIEF

Loan”),
which loan is evidenced by

that certain Promissory Note dated October

20, 2020 (the “FGI Note”)
and secured by

certain machinery and

equipment of

the guarantors located

in Mexico,

and real
property of

Corecomposites de

Mexico, S.

de R.L. de

C.V.,

also a

subsidiary of

the Company
organized in Mexico, located in Matamoros, Mexico.
The proceeds of

the Wells

Fargo Loans and

the FGIEF Loans

were used in

part to repay
all existing outstanding

indebtedness of the

Company owing to

KeyBank National Association,
and to pay certain

fees and expenses associated

with the transactions contemplated

by the Credit
Agreement and the Security

Agreement, and will be used

to finance the ongoing general

corporate
needs of the Company.

The Credit Agreement

and the Security

Agreement, together with

the FGI Note,

contain
certain customary representations and

warranties, conditions, affirmative and

negative covenants
and events of defaults.
The foregoing descriptions of the Credit

Agreement, the Security Agreement and the

FGI
Note do not

purport to be

complete and are

qualified in their

entirety by reference

to the Credit
Agreement, the Security Agreement and the FGI Note,

a copy of which are attached to

this Form

8-K as Exhibit

10.1, Exhibit 10.2

and Exhibit 10.3,

respectively, and

are incorporated herein

by
reference.

Item 1.02 Termination

of a Material Definitive Agreement.
On October 28, 2020, the Company repaid in full all indebtedness of the Company and its subsidiary, Horizon

Plastics International Inc.

(totaling $36,392,704.20) under

that certain
Amended and Restated Credit Agreement, originally dated as of January 16, 2018,

with KeyBank
National Association (“Key”)

as the administrative

agent and various

other financial institutions
thereto as lenders

(as amended as of

March 14, 2019,

the “Prior Credit

Agreement”). In connection
with such repayment,

the liens and

security interests granted

in connection with

the Prior Credit
Agreement were

released (other

than certain

security interests

held by

Key with

respect to
deposits).

The foregoing description of

the Prior Credit Agreement

does not purport to

be complete
and is qualified

in its entirety

by reference to

Exhibit 10.1 to

the Company’s

Current Report on
Form 8-K, as filed with the

Commission on January 19, 2018. Such

descriptions and exhibits are
incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance
Sheet Arrangement of a Registrant.
The disclosures contained above under Item 1.01 are incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number
Description
10.1
Credit Agreement

10.2

Security Agreement
10.3

FGI Note

SIGNATURE

Pursuant to the

requirements of the

Securities Exchange Act

of 1934, the

registrant has duly

caused
this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.

By:

/s/ John P.

Zimmer

Name: John P.

Zimmer

Title: Vice

President, Treasurer, Secretary
and Chief Financial Officer

Date:

November 2, 2020